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                                                                    EXHIBIT 10.3

                            NEXTERA ENTERPRISES, INC.

                           SECOND AMENDED AND RESTATED
                             SUBORDINATION AGREEMENT

         This Agreement, dated as of December 31, 2002, is among Nextera Enterprises, Inc., a Delaware corporation (the "Company"), Knowledge Universe Capital Co. LLC, a Delaware limited liability company ("KU Capital Co.") and Knowledge Universe, Inc., a Delaware corporation ("KU, Inc."; and together with KU Capital Co., "Knowledge Universe"), and Fleet National Bank, as agent (the "Agent") for itself and the other Lenders under the Second Amended and Restated Credit Agreement (as defined below). The parties agree as follows:

         1. Reference to Second Amended and Restated Credit Agreement; Certain Rules of Construction; Definitions. Reference is made to the Second Amended and Restated Credit Agreement dated as of the date hereof, as from time to time in effect (the "Second Amended and Restated Credit Agreement"), among the Company, its Subsidiaries from time to time party thereto, the Agent and certain lenders. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Second Amended and Restated Credit Agreement and not otherwise defined herein are used herein with the meanings so defined therein. Certain other capitalized terms are used in this Agreement as specifically defined below in this Section 1 or as defined elsewhere in this Agreement:

         "Debentures" means (i) the Debenture dated January 5, 1998, executed by the Company in favor of Nextera Enterprises Holdings, L.L.C. in the original principal amount of up to $24,970,000, as amended and restated pursuant to the Amended and Restated Debenture dated December 31, 1998, and further amended pursuant to the First Amendment to Amended and Restated Debenture dated April 15, 1999 (as assigned to KU Capital Co.); (ii) the Debenture dated December 15, 2000 executed by the Company in favor of KU Capital Co. in the original principal amount of $10,000,000; and (iii) the Exchange Debenture dated July 23, 2002, executed by the Company in favor of KU, Inc. in the original principal amount of $21,292,550.

         "Junior Creditor" means Knowledge Universe and each other Person becoming a party to this Agreement (or to a subordination agreement in substantially the form of this Agreement) pursuant to Section 9.1.

         "Reorganization" means any voluntary or involuntary dissolution, winding-up, liquidation, reorganization by judicial proceedings, bankruptcy, insolvency, receivership or other statutory or common law proceedings, including any proceeding under the federal Bankruptcy Code or any similar law of any other jurisdiction, involving the Company or any guarantor of the Senior Indebtedness or any of their present or future Domestic Subsidiaries or any of their respective properties or the readjustment of the respective liabilities of the Company or any such other Person or any assignment for the benefit of creditors or any marshaling of the assets or liabilities of the Company or any such other Person.

         "Senior Indebtedness" means:

                           (a) all Credit Obligations, including:

                           (i) The obligation to pay the Loan;
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                           (ii) Any contingent or matured obligations of the
                  Company to the Agent or to any of the Lenders in respect of Letters of Credit or drafts accepted under Letters of Credit, including any obligation of the Company arising under the Second Amended and Restated Credit Agreement or any other Credit Document to reimburse the Agent or any of the Lenders for payments made under Letters of Credit and to deposit with or to pay to the Agent cash in an amount equal to all or part of the Letter of Credit Exposure;

                           (iii) Obligations to pay interest owing under the
                  Second Amended and Restated Credit Agreement or any other Credit Document, whether such obligations arise before or after the institution of any Reorganization and whether or not such obligations are allowed claims in such Reorganization;

                           (iv) Any contingent or matured obligations of the
                  Company to any Lender or any of its Affiliates with respect to Hedge Agreements; and

                           (v) Obligations to pay commitment fees, Letter of
                  Credit fees, Agent's fees and other fees, charges, indemnities and expenses from time to time owing under the Second Amended and Restated Credit Agreement or any other Credit Document, whether such obligations arise before or after the institution of any Reorganization and whether or not such obligations are allowed claims in such Reorganization; and

                           (b) All renewals, extensions and refinancings of the
                  items described in clause (a) above;

provided, however, that, except with the consent of the Junior Creditor, the principal amount of loans included in the Senior Indebtedness shall not exceed $90,000,000.

         "Subordinated Indebtedness" means:

                           (a) The principal of and interest on the Debentures
                  and all other Indebtedness of the Company and its Subsidiaries to the Junior Creditor; and

                           (b) All other obligations of the Company and its
                  Subsidiaries to the Junior Creditor with respect to the items in clause (a), whether now existing or hereafter arising, including intercompany advances and any claim against the Company and its Subsidiaries in respect of rescission, indemnification, expenses, damages or otherwise.

         2. Subordination Covenants. Each of the Company and the Junior Creditor covenants that, so long as any part of the Senior Indebtedness is outstanding and until the Lenders' obligations to extend credit under each Credit Document shall have been terminated, each of them will comply with the following provisions:

                  2.1. Subordination. To the extent and in the manner provided in this Agreement, the payment of any Subordinated Indebtedness is and shall be expressly subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, and the Subordinated Indebtedness is subordinated as a claim against the Company, any of its Subsidiaries, any guarantor of the Senior Indebtedness or any of their respective assets to the prior payment in full of the Senior Indebtedness, in each case whether such claim is (a) in the ordinary course of business or (b) in the event of any Reorganization.

                  2.2. Restricted Payments. The Company and its Subsidiaries will not make, and the Junior Creditor will not accept or receive, any payment of any Subordinated Indebtedness, whether in cash, securities or other property or by way of conversion, exchange or set-off or


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         otherwise, and no such payment shall become due; provided, however, that the Company may make Distributions of PIK Interest on the Debentures in accordance with their terms.

                  2.3. Reorganization. In the event of any Reorganization, all Senior Indebtedness shall first be paid in full before any payment is made on account of any Subordinated Indebtedness. In any proceedings seeking to effect a Reorganization any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of any such Subordinated Indebtedness shall be paid or delivered directly to the Agent for application to payment of the Senior Indebtedness, unless and until all Senior Indebtedness shall have been paid in full.

                  2.4. Specific Powers in Reorganization. In any proceedings with respect to any Reorganization, the Junior Creditor irrevocably authorizes the Agent:

                           (a) To prove and enforce any claims on the
                  Subordinated Indebtedness owed by the Company and its Subsidiaries to the Junior Creditor either in the name of the Agent or in the name of the Junior Creditor as the attorney-in-fact of the Junior Creditor;

                           (b) To vote claims comprising any such Subordinated
                  Indebtedness and to accept or reject on behalf of the Junior Creditor any plan proposed in connection with any such Reorganization;

                           (c) To accept and execute receipts for any payment or
                  distribution made with respect to any such Subordinated Indebtedness and to apply such payment or distribution to the payment of the Senior Indebtedness; and

                           (d) To take any action and to execute any instruments
                  necessary to effectuate the foregoing, either in the name of the Agent or in the name of the Junior Creditor as the attorney-in-fact of the Junior Creditor.

                  2.5. Payments Held in Trust. If, notwithstanding the foregoing, any payment or distribution of the assets of the Company or any of its present or future Subsidiaries of any kind or character (other than payments permitted by Section 2.2) shall be received, by way of set-off or otherwise, by the Junior Creditor before all Senior Indebtedness is paid in full and before the Lenders' obligations to extend credit under all Credit Documents shall have been terminated, such payment or distribution and the amount of any such set-off shall be held in trust by the Junior Creditor and promptly paid over to the Agent (who shall have the right to convert any such assets into cash) for application to the payment of Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness, and the Lenders' obligations to extend credit under all Credit Documents shall have been terminated.

                  2.6. Restrictions on Acceleration. Notwithstanding any contrary provision of any Subordinated Indebtedness or of any agreement or instrument relating thereto, (a) no Subordinated Indebtedness (other than payments permitted by Section 2.2) shall become or be declared to be due and payable prior to the date on which the Senior Indebtedness becomes or is declared to be due and payable and (b) if any Senior Indebtedness shall have become or been declared to be due and payable prior to its stated maturity, the Subordinated Indebtedness shall become immediately due and payable.

                  2.7. Restrictions on Remedies. The Junior Creditor shall not, without the Agent's prior written consent, institute proceedings to enforce any Subordinated Indebtedness, notwithstanding any provision to the contrary contained in any Subordinated Indebtedness or in any agreement or instrument relating thereto. Without limiting the generality of the foregoing sentence, the Junior Creditor shall not, without the Agent's prior written consent, commence or


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         join with any other creditor of the Company and its Subsidiaries in commencing any proceeding against the Company and its Subsidiaries seeking to effect a Reorganization.

                  2.8. No Collateral. The Company and its Subsidiaries shall not grant, and the Junior Creditor shall not demand, accept or receive, any collateral, direct or indirect, for any Subordinated Indebtedness.

                  2.9. No Other Subordination. The Junior Creditor represents that the Subordinated Indebtedness is not subordinated to any obligations other than the Senior Indebtedness and covenants that it will not subordinate the Subordinated Indebtedness to any other obligations except with the prior written consent of the Agent.

                  2.10. Payment in Full. For the purposes of this Agreement, no Senior Indebtedness shall be deemed to have been paid in full unless the holder thereof shall have received cash equal to the amount thereof then outstanding; provided, however, that if the Lenders are required by reason of a judgment or order of any court or administrative authority having competent jurisdiction to repay any amounts or property received by the Lenders on account of the Credit Obligations and the Lenders repay or return such amounts or property, then the subordination provisions of this Agreement shall be reinstated retroactively with respect to the amounts so repaid or property so returned as if such amounts or property had never been received by the Lenders, notwithstanding any termination thereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations.

         3. Effect of Provisions; Subrogation.

                  3.1. Effect of Provisions; Relative Rights. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on one hand and the Junior Creditor on the other hand, and such provisions shall not impair as between the Company and the Junior Creditor the obligation of the Company, which is unconditional and absolute, to pay to the Junior Creditor the principal of any Subordinated Indebtedness owed by the Company to the Junior Creditor and interest thereon, and all other amounts in respect thereof, nor shall any such provisions prevent the Junior Creditor from exercising all remedies otherwise permitted by applicable law or under the terms of such Subordinated Indebtedness upon the occurrence and during the continuance of a default thereunder, except to the extent prohibited by this Agreement.

                  3.2. Subrogation. When all Senior Indebtedness then outstanding has been paid in full and the Lenders' obligations to extend credit under all Credit Documents have been terminated, the Junior Creditor shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company or any of its Subsidiaries that would be deemed payable on the Senior Indebtedness until the Subordinated Indebtedness shall be paid in full. For the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Junior Creditor would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to the holders of Senior Indebtedness by the Junior Creditor, shall, as between the Company or any of its Subsidiaries and their creditors other than the holders of Senior Indebtedness, on one hand, and the Junior Creditor, on the other hand, be deemed to be a payment by the Company or any of its Subsidiaries to or on account of Senior Indebtedness.


         4. Legend, etc. Each of the Company and the Junior Creditor covenants to cause each instrument or certificate representing or evidencing any of the Subordinated Indebtedness to have affixed upon it a legend substantially as follows:

                  "This instrument is subject to the Second Amended and Restated Subordination Agreement dated as of December 31, 2002, as from


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                  time to time in effect, among the maker, the payee and Fleet
                  National Bank, as Agent, which, among other things, subordinates the obligations of the obligor hereunder to the prior payment of certain obligations of the obligor to the holders of Senior Indebtedness as defined therein."

The Company shall cause any financial statement describing or listing or otherwise reflecting the existence of any Indebtedness included in the Subordinated Indebtedness to indicate clearly the subordinated character thereof.

         5. Further Assurances. Each of the Company and the Junior Creditor covenants to execute and deliver to the Agent such further instruments and to take such further action as the Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

         6. Representations and Warranties. In order to induce the Lenders to extend credit under the Second Amended and Restated Credit Agreement, the Company represents and warrants that:

                  6.1. Organization and Business. The Company is a duly organized and validly existing entity, in good standing under the laws of the jurisdiction of its organization, with all power and authority necessary (a) to enter into and perform this Agreement and each other Credit Document to which it is a party and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete.

                  6.2. Authorization and Enforceability. The Company has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document to which it is a party. Each of this Agreement and each other Credit Document to which the Company is party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  6.3. No Legal Obstacle to Agreements. Neither the execution and delivery of this Agreement or any other Credit Document, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease referred to in this Agreement or any other Credit Document, has constituted or resulted, or will constitute or result, in:

                           (a) Any breach or termination of the provisions of
                  any agreement, instrument, deed or lease to which the Company is a party or by which it is bound, or of the Charter or By-laws of the Company; or

                           (b) The violation of any law, statute, judgment,
                  decree or governmental order, rule or regulation applicable to the Company.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority, or any other Person is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement or any other Credit Document to which it is party or the transactions contemplated hereby or thereby.

                  6.4. Litigation. No litigation, at law or in equity, or any proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Company, threatened which may involve any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any material adverse change in the Company's business, assets, financial condition, income or prospects or which seeks to enjoin the consummation, or which


                                       5
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         questions the validity, of any of the transactions contemplated by this
         Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company which has resulted, or creates a material risk of resulting, in any material adverse change in the Company's business, assets, financial condition, income or prospects.

         7. Information Regarding the Company. The Junior Creditor expressly acknowledges and agrees that it has made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. The Junior Creditor waives any obligation which may now or hereafter exist on the part of the Agent or any holder of any Senior Indebtedness to inform the Junior Creditor of the risks being undertaken by entering into this Agreement or of any changes in such risks and the Junior Creditor undertakes to keep itself informed of such risks and any changes therein. The Junior Creditor expressly waives (except to the extent prohibited by applicable law which cannot be waived) any duty which may now or hereafter exist on the part of the Agent or any holder of any Senior Indebtedness to disclose to the Junior Creditor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company or its Affiliates, properties or management, whether now or hereafter known by any Lender. The Junior Creditor represents, warrants and agrees that it assumes sole responsibility for obtaining from the Company and its Affiliates all information concerning the Second Amended and Restated Credit Agreement and all other Credit Documents and all other information as to the Company and its Subsidiaries and their respective Affiliates, properties or management or anything relating to any of the above as it deems necessary or desirable.

         8. Continuing Agreement; Lender Powers; etc.

                  8.1. Continuing Agreement, etc. This Agreement shall be a continuing agreement, shall be irrevocable by the Junior Creditor and shall remain in full force and effect until the payment in full of the Senior Indebtedness at a time when the Lender's obligations to extend credit under all Credit Documents shall have been terminated.

                  8.2. Consent to Second Amended and Restated Credit Agreement. The Junior Creditor acknowledges receipt from the Company of a correct and complete copy of the Second Amended and Restated Credit Agreement as in effect as of the date hereof, and consents to all of the provisions of the Second Amended and Restated Credit Agreement as in effect as of such date.

                  8.3. Power to Modify Second Amended and Restated Credit Agreement, etc. To the extent permitted by applicable law that cannot be waived, the Junior Creditor grants the Agent and the Lenders full power, in their sole discretion, without notice to or consent by the Junior Creditor and without in any way affecting the subordination of the Subordinated Indebtedness provided in this Agreement:

                           (a) To waive compliance with any Default under, and
                  to consent to any amendment or change of any terms of, the Second Amended and Restated Credit Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any Guarantee thereof (each as from time to time in effect);

                           (b) To grant one or more extensions or renewals of
                  the Credit Obligations (for any duration), and any other indulgence with respect thereto and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Company in respect of the Credit Obligations, whether or not rights against the Company under this Agreement are reserved in connection therewith;

                           (c) To take security in any form for the Credit
                  Obligations and to consent to the addition to or the substitution, exchange, release, failure to perfect or any other


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                  disposition of, and to deal in any other manner with, any
                  property which may from time to time secure the Credit Obligations whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Credit Obligations and to proceed against any of the Credit Security or such Guarantees in any order;

                           (d) To extend credit under the Second Amended and
                  Restated Credit Agreement or any other Credit Document, or otherwise, in such amount as the Lenders may determine, whether for a greater or lesser amount than is presently in effect, even though the financial condition of the Company and its Subsidiaries may have deteriorated since the date hereof; and

                           (e) To collect or liquidate or realize any of the
                  Credit Obligations or the Credit Security in any manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security.

                  8.4. No Impairment by Company, Lenders, etc. No right of the Lenders or any present or future holder of any Senior Indebtedness shall at any time be prejudiced or impaired by any conduct on the part of the Company, including any noncompliance by the Company with the terms of this Agreement, or by any conduct, in good faith, by any Lender or any such holder, regardless of any knowledge thereof which any Lender or any such holder may have or otherwise be charged with.

                  8.5. Specific Performance. The Agent is authorized to demand specific performance of this Agreement at any time when the Company or the Junior Creditor shall have failed to comply with any provision hereof applicable to it, and each of them irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in action brought therefore by the Lenders.

                  8.6. Restriction on Company Authorization. The Agent acknowledges that the Company is not authorized, without the consent of Knowledge Universe, (a) to increase the maximum principal amount of loans outstanding under the Second Amended and Restated Credit Agreement to an amount above $90,000,000 or (b) to amend, or agree to an amendment of, Section 7.1.4 of the Second Amended and Restated Credit Agreement that would reduce amounts permitted to be paid by the Company thereunder.

         9. Transfers; Successors and Assigns.

                  9.1. Transfers. The Junior Creditor will not sell, assign, transfer or otherwise dispose of any Subordinated Indebtedness except to another Person which shall have entered into this Agreement or another agreement with the Agent, in a form satisfactory to the Agent, providing for subordination of such Subordinated Indebtedness to the prior payment of the Credit Obligations on the terms provided in this Agreement.

                  9.2. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of the Lenders and their successors and assigns and shall be binding upon each of the Company and the Junior Creditor and their respective successors and assigns. The Company and the Junior Creditor may not assign their rights or obligations under this Agreement except to the extent provided in Section 9.1

         10. Notices. Any notice or other communication in connection with this Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such


                                       7
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address (evidence in the case of a telex by receipt of the correct answerback)
or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

         If to the Company, to it at 4 Cambridge Center, Cambridge, MA 02142, to the attention of its chief financial officer.

         If to Knowledge Universe, to it at 844 Moraga Drive, Los Angeles, California 90049, to the attention of Stanley Maron. If to any other Junior Creditor, to such Junior Creditor at such address as such Junior Creditor shall give written notice to the Agent.

         If to the Agent, to it at 100 Federal Street, Boston, Massachusetts 02110, to the attention of the Managed Assets Division.

         11. Venue; Service of Process. Each of the Company, the Junior Creditor and the Agent:

                           (a) Irrevocably submits to the nonexclusive
                  jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof;

                           (b) Waives to the extent not prohibited by applicable
                  law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court; and

                           (c) Consents to service of process in any such
                  proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 10 is reasonably calculated to give actual notice.

         12. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE AGENT, THE COMPANY AND THE JUNIOR CREDITOR WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND OR ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE AGENT, THE COMPANY OR THE JUNIOR CREDITOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Each of the Company and the Junior Creditor acknowledges that it has been informed by the Agent that the provisions of this Section 12 constitute a material inducement upon which each of the Lenders has relied, is relying and will rely in entering into the Second Amended and Restated Credit Agreement and any other Credit Document, and that it has reviewed the provisions of this Section 12 with its counsel. The Agent, the Company or the Junior Creditor may file an original counterpart or a copy of this Section 12


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
with any court as written evidence of the consent of the Agent, the Company and the Junior Creditor to the waiver to trial by jury.

         13. General. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by the Agent on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

                         [REMAINDER OF PAGE LEFT BLANK]


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
         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                        NEXTERA ENTERPRISES, INC.


                                        By:  /s/ MICHAEL P. MULDOWNEY
                                           ------------------------------------
                                             Name: Michael P. Muldowney
                                             Title: CFO


                                        FLEET NATIONAL BANK,
                                          As Agent under the Second Amended and
                                          Restated Credit Agreement

                                        By:  /s/ M. F. O'NEILL
                                           ------------------------------------
                                             Name:
                                             Title:


                                        KNOWLEDGE UNIVERSE CAPITAL CO. LLC

                                        By:  /s/ STANLEY E. MARON
                                           ------------------------------------
                                             Name: Stanley E. Maron
                                             Title: Secretary

                                        KNOWLEDGE UNIVERSE, INC.

                                        By:  /s/ STANLEY E. MARON
                                           ------------------------------------
                                             Name: Stanley E. Maron
                                             Title: Secretary